UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2024

CALAVO GROWERS, INC.

(Exact name of registrant as specified in its charter)

California	000-33385	33-0945304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1141-A Cummings Road, Santa Paula, California 93060

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (805) 525-1245

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CVGW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of James Snyder as Chief Financial Officer

On November 22, 2024, the Board of Directors of Calavo Growers, Inc. (“Calavo”) formally approved of the appointment of James Snyder as Calavo’s Chief Financial Officer (“CFO”), effective December 2, 2024.

Mr. Snyder, 53, has served as Corporate Controller and Chief Accounting Officer at Gem-Pack Berries since April 2024. Prior to that, Mr. Snyder served in a similar role for Nano Banc of Irvine from March 2020 to April 2024, and served as Calavo’s Corporate Controller and Chief Accounting Officer from December 2001 to March 2020.

In connection with Mr. Snyder’s appointment as CFO, Mr. Snyder entered into an offer letter pursuant to which Mr. Snyder will be paid an annual base salary of $430,000 and will be eligible for an annual bonus of between 50% and 200% of his base salary, pro-rated for any partial year served, and subject to the achievement of various financial targets by Calavo. Mr. Snyder will also be eligible for Calavo’s standard benefits programs, including participation in Calavo’s 401(k) plan, general health and welfare benefits, and an automotive allowance, subject to his continued employment.

Upon commencement of his role as CFO, Mr. Snyder will enter into Calavo’s standard form of indemnification agreement, a copy of which was previously filed on June 2, 2022 as Exhibit 10.2 to Calavo’s Quarterly Report on Form 10-Q.

There are no arrangements or understandings between Mr. Snyder and any other persons pursuant to which Mr. Snyder was appointed as CFO of Calavo. There are no family relationships between Mr. Snyder and any director or executive officer of Calavo, or with any person nominated or chosen by Calavo to become a director or executive officer, and Mr. Snyder has no direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On November 15, 2024, Calavo issued a press release announcing the expected appointment of Mr. Snyder. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference. In accordance with General Instruction B.2 of Form 8 - K, Exhibit 99.1 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of Calavo's filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Press Release dated November 15, 2024
	104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Calavo Growers, Inc.
November 22, 2024
	By:	/s/ Lecil Cole
	Name:	Lecil Cole
	Title:	President and Chief Executive Officer (Principal Executive Officer)

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